                                                                      EXHIBIT 8

                      [FRONT SIDE OF STOCK CERTIFICATE]

[LOGO] ARM FINANCIAL GROUP, INC.
       INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

   NUMBER                                              SHARES

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                                                          CUSIP

                                                           SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

THIS CERTIFIES THAT


IS THE OWNER OF


SHARES OF THE CLASS A CONVERTIBLE COMMON STOCK, PAR VALUE $.01 PER SHARE, OF
                          ARM FINANCIAL GROUP, INC.


transferable, only on the books of the Corporation in person or by Attorney on surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Restated Certificate of Incorporation and Amended and Restated By-laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent and Registrar, and to all of which the holder by the acceptance hereof consents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.


    Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


DATED:


COUNTERSIGNED AND REGISTERED:

Chasemellon Shareholder Services, L.L.C.


TRANSFER AGENT AND REGISTRAR

By

AUTHORIZED SIGNATURE

          /s/ Martin H. Ruby                  /s/ John Franco
          Co-Chairman of the Board            Co-Chairman of the Board


                              [CORPORATE SEAL]

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                     [REVERSE SIDE OF STOCK CERTIFICATE]

                          ARM FINANCIAL GROUP, INC.


    The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof which it is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Such request should be addressed to the Secretary of the Corporation.


    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM - as tenants in common    UNIF GIFT MIN ACT-______ Custodian ______
                                                        (Cust)          (Minor)
    TEN ENT - as tenants by the entireties        under Uniform gifts to Minors
                                                 Act __________________________
    JT TEN  - as joint tenants with                          (State)
              right of survivorship
              and not as tenants in common

Additional abbreviations may also be used though not in the above list.

For Value Received, ____________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares

of the capital stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________, Attorney, to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
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AFFIX MEDALLION SIGNATURE                     X
GUARANTEE IMPRINT BELOW                        -----------------------------
                                                      (SIGNATURE)


                                              X
                                               -----------------------------
                                                      (SIGNATURE)

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ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK & TRUST COMPANY, SAVINGS AND LOAN ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.